SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                October 15, 2004
                                ----------------


                        LORAL SPACE & COMMUNICATIONS LTD.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

Islands of Bermuda                  1-14180                         13-3867424
--------------------------------------------------------------------------------
(State or other                   (Commission                      (IRS Employer
jurisdiction of                   File Number)                    Identification
incorporation) Number

                         c/o Loral SpaceCom Corporation
                   600 Third Avenue, New York, New York 10016
                   ------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (212) 697-1105
                                 --------------

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On July 15, 2003, Loral Space & Communications Ltd. and certain of its subsidiaries filed voluntary petitions for reorganization under chapter 11 of title 11 of the United States Code in the United States District Court for the Southern District of New York and parallel insolvency proceedings in the Supreme Court of Bermuda in which certain partners of KPMG were appointed as joint provisional liquidators.

Item 8.01. Other Events.
           ------------

     On October 15, 2004, Loral Space & Communications Ltd. announced that it has reached an agreement with the Official Committee of Unsecured Creditors in its Chapter 11 reorganization cases on revised economic terms of a proposed plan of reorganization.

     A copy of this press release is attached hereto as Exhibit 99.1

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

     (c) Exhibits.

Exhibit 99.1 Press Release of Loral Space & Communications Ltd. dated October 15, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Loral Space & Communications Ltd.

                                        By: /s/ Janet T. Yeung
                                            ------------------------------
                                        Name:  Janet T. Yeung
                                        Title: Vice President and Assistant
                                               Secretary

Date: October 15, 2004

                                  EXHIBIT INDEX
                                  -------------



Exhibit           Description
-------           -----------

Exhibit 99.1      Press Release of Loral Space & Communications
                  Ltd. dated October 15, 2004